General	12 Months Ended
Dec. 31, 2017
General [Abstract]
GENERAL
NOTE 1:-	GENERAL

a.	Kornit Digital Ltd. (the “Company”) was incorporated in 2002 under the laws of the State of Israel. The Company and its subsidiaries develop, design and market digital printing solutions for the global printed textile industry. The Company’s and its subsidiaries’ solutions are based on their proprietary digital textile printing systems, ink and other consumables, associated software and value-added services.

b.	The Company established wholly-owned subsidiaries in Israel, the United States, Germany, Hong Kong and the United Kingdom. The Company’s subsidiaries are engaged primarily in sales, and marketing, except for the Israeli subsidiary which is engaged primarily in research and development and manufacturing.

c.	On January 31, 2017 the Company closed a follow on and secondary offering where by 8,625,000 ordinary shares were sold in the transaction to the public. The aggregate net proceeds received by the Company from the offering were $35.077, net of underwriting discounts, commissions and offering expenses. Refer to note 10.

d.	On May 15, 2017, the Company made an additional underwritten secondary offering of 4,250,000 ordinary shares by the Company’s major shareholder. The Company did not receive any of the proceeds from the sale of these ordinary shares.

e.	The Company depends on five major suppliers to supply certain components for the production of its products. If one of these suppliers fails to deliver or delays the delivery of the necessary components, the Company will be required to seek alternative sources of supply. A change in these suppliers could result in manufacturing delays, which could cause a possible loss of sales and, consequently, could adversely affect the Company’s results of operations and financial position.